UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08709

Western Asset High Income Fund II Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)-777-0102

Date of fiscal year end: April 30

Date of reporting period: July 31, 2017

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET HIGH INCOME FUND II INC.

FORM N-Q

JULY 31, 2017

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited)	July 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 113.2%
CONSUMER DISCRETIONARY - 22.3%
Auto Components - 1.5%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	5,373,000	$5,476,430	(a)(b)
IHO Verwaltungs GmbH, Senior Secured Bonds (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	1,460,000	1,491,025	(a)(c)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	3,116,000	3,267,905	(a)(b)

Total Auto Components				10,235,360

Diversified Consumer Services - 1.1%
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	4,300,000	4,805,250	(a)(b)
Service Corp. International, Senior Notes	7.500%	4/1/27	2,090,000	2,497,550	(b)

Total Diversified Consumer Services				7,302,800

Hotels, Restaurants & Leisure - 5.7%
Aramark Services Inc., Senior Notes	5.000%	4/1/25	1,330,000	1,418,112	(a)(b)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/18	3,036,886	3,036,886	(a)(b)(c)(d)(e)
Brinker International Inc., Senior Notes	5.000%	10/1/24	3,786,000	3,795,465	(a)(b)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	1,910,000	2,051,340	(b)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	1,590,000	1,707,660	(a)
CCM Merger Inc., Senior Notes	6.000%	3/15/22	1,720,000	1,806,602	(a)(b)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	2,060,000	2,168,150	(b)
Fontainebleau Las Vegas Holdings LLC, Senior Secured Notes	10.250%	6/15/15	975,000	98	*(a)(b)(f)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	2,177,000	2,378,372	(b)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	3,350,000	3,479,812	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	1,910,000	1,995,950	(a)
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Senior Secured Notes	6.750%	11/15/21	1,630,000	1,703,350	(a)(b)
MGM Resorts International, Senior Notes	4.625%	9/1/26	990,000	1,006,632	(b)
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	890,000	995,688
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	1,610,000	1,718,675	(a)(b)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	2,003,000	2,165,744	(a)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	1,800,000	1,804,500	(a)(b)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	4,897,000	5,160,214	(a)(b)

Total Hotels, Restaurants & Leisure				38,393,250

Household Durables - 0.8%
Century Communities Inc., Senior Notes	5.875%	7/15/25	1,600,000	1,608,000	(a)(b)
Lennar Corp., Senior Notes	4.500%	4/30/24	1,090,000	1,136,325	(b)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	1,620,000	1,680,750	(a)(b)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	610,000	632,875	(b)

Total Household Durables				5,057,950

Leisure Products - 0.3%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	2,560,000	2,201,600	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Media - 9.6%
AMC Entertainment Holdings Inc., Senior Subordinated Notes	6.125%	5/15/27	1,570,000	$1,618,906
AMC Networks Inc., Senior Notes	4.750%	8/1/25	1,060,000	1,071,978
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	1,045,000	1,110,313	(a)(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	2/15/26	2,050,000	2,208,875	(a)(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.875%	5/1/27	3,100,000	3,342,172	(a)(b)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	5,570,000	5,995,197
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	1,480,000	1,750,720	(b)
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,400,000	1,527,316	(b)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	1,020,000	1,110,270	(b)
DISH DBS Corp., Senior Notes	7.750%	7/1/26	3,850,000	4,620,000	(b)
EW Scripps Co., Senior Notes	5.125%	5/15/25	1,500,000	1,556,250	(a)
iHeartCommunications Inc., Senior Notes (12.000% Cash, 2.000% PIK)	14.000%	2/1/21	2,796,298	685,093	(b)(c)
Lions Gate Entertainment Corp., Senior Notes	5.875%	11/1/24	920,000	970,600	(a)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	7,770,000	8,236,200	(a)(b)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	3,500,000	3,801,875	(a)
Time Warner Cable LLC, Senior Notes	8.250%	4/1/19	1,336,000	1,470,379	(b)
Time Warner Cable LLC, Senior Notes	8.750%	2/14/19	2,500,000	2,751,670	(b)
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	999,000	1,003,995	(a)(b)
Viacom Inc., Senior Notes	4.375%	3/15/43	2,439,000	2,161,961
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	5,620,000	5,929,100	(a)(b)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	3,990,000	4,236,861	(a)(b)
Ziggo Secured Finance BV, Senior Secured Notes	5.500%	1/15/27	7,000,000	7,262,500	(a)

Total Media				64,422,231

Multiline Retail - 0.1%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	950,000	1,010,563	(b)

Specialty Retail - 3.0%
American Greetings Corp., Senior Notes	7.875%	2/15/25	2,910,000	3,179,175	(a)(b)
GameStop Corp., Senior Notes	6.750%	3/15/21	950,000	984,438	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	6,210,000	5,573,475	(a)(b)
Hertz Corp., Senior Notes	5.875%	10/15/20	2,520,000	2,373,525
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	1,570,000	1,485,612	(a)(b)
Lithia Motors Inc., Senior Notes	5.250%	8/1/25	1,225,000	1,264,812	(a)
PetSmart Inc., Senior Notes	8.875%	6/1/25	2,380,000	2,261,000	(a)
PetSmart Inc., Senior Secured Notes	5.875%	6/1/25	360,000	347,400	(a)
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	2,420,000	2,480,500	(a)(b)

Total Specialty Retail				19,949,937

Textiles, Apparel & Luxury Goods - 0.2%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	1,520,000	1,558,000	(a)(b)

TOTAL CONSUMER DISCRETIONARY				150,131,691

CONSUMER STAPLES - 4.5%
Beverages - 0.9%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	2,270,000	2,281,350	(a)(b)
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	2,170,000	2,286,637	(a)
DS Services of America Inc., Secured Notes	10.000%	9/1/21	1,401,000	1,485,060	(a)(b)

Total Beverages				6,053,047

Food & Staples - 0.2%
FAGE International SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	1,250,000	1,290,625	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Food & Staples Retailing - 0.4%
Beverages & More Inc., Senior Secured Notes	11.500%	6/15/22	2,780,000	$2,634,050	(a)

Food Products - 1.6%
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	2,440,000	2,558,950	(a)(b)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	1,710,000	1,796,201	(a)(b)
Marfrig Holding Europe BV, Senior Notes	8.000%	6/8/23	2,000,000	2,082,500	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	4,220,000	4,507,488	(a)(b)

Total Food Products				10,945,139

Household Products - 0.8%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	1,290,000	1,386,750	(b)
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	1,630,000	1,752,250	(b)
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	2,080,000	2,236,000	(b)

Total Household Products				5,375,000

Tobacco - 0.6%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	3,370,000	3,037,213	(b)
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	950,000	997,500	(a)(b)

Total Tobacco				4,034,713

TOTAL CONSUMER STAPLES				30,332,574

ENERGY - 19.5%
Energy Equipment & Services - 1.7%
Ensco PLC, Senior Notes	4.700%	3/15/21	450,000	441,000
Ensco PLC, Senior Notes	5.750%	10/1/44	2,403,000	1,616,017
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	3,190,000	3,221,900	(a)
Pride International Inc., Senior Notes	7.875%	8/15/40	1,890,000	1,578,150	(b)
SESI LLC, Senior Notes	6.375%	5/1/19	2,780,000	2,786,950	(b)
Transocean Inc., Senior Notes	9.000%	7/15/23	1,020,000	1,071,000	(a)
Trinidad Drilling Ltd., Senior Notes	6.625%	2/15/25	720,000	682,200	(a)

Total Energy Equipment & Services				11,397,217

Oil, Gas & Consumable Fuels - 17.8%
Berry Petroleum Co. Escrow	—	—	1,550,000	0	*(d)(e)(g)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	2,260,000	2,322,150	(a)(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	2,150,000	2,515,500	(a)(b)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	1,750,000	1,781,719	(b)
Carrizo Oil & Gas Inc., Senior Notes	8.250%	7/15/25	600,000	633,750
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.875%	3/31/25	2,630,000	2,860,125	(b)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	4,340,000	4,394,250	(b)
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	940,000	881,250
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	700,000	644,000
Continental Resources Inc., Senior Notes	3.800%	6/1/24	1,180,000	1,097,400	(b)
Continental Resources Inc., Senior Notes	4.900%	6/1/44	3,220,000	2,769,200	(b)
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	1,800,000	1,849,500	(a)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	2,500,000	2,355,500	(b)
Exterran Energy Solutions LP/EES Finance Corp., Senior Notes	8.125%	5/1/25	1,740,000	1,822,650	(a)
Extraction Oil & Gas Inc., Senior Notes	7.375%	5/15/24	1,580,000	1,633,325	(a)(h)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Frontera Energy Corp., Senior Secured Notes (10.000% Cash or 14.000% PIK)	10.000%	11/2/21	1,810,000	$2,022,675	(c)
Gazprom OAO Via Gaz Capital SA, Loan Participation Notes, Senior Notes	6.510%	3/7/22	2,550,000	2,824,023	(a)
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	6.000%	8/1/24	720,000	753,300	(a)
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	1,950,000	2,501,694	(b)
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	2,040,000	2,103,032	(a)(b)
Magnum Hunter Resources Corp. Escrow	—	—	8,070,000	0	*(d)(e)(g)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	3,610,000	2,987,275	(a)
Murphy Oil USA Inc., Senior Notes	5.625%	5/1/27	1,780,000	1,880,125
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	2,000,000	1,940,000	(a)(b)
NGPL PipeCo LLC, Senior Bonds	4.875%	8/15/27	1,860,000	1,918,125	(a)(h)
NGPL PipeCo LLC, Senior Notes	4.375%	8/15/22	1,230,000	1,268,438	(a)(h)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	1,900,000	2,365,500	(a)(b)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	2,240,000	2,234,400	(b)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	3,238,000	3,213,715	(b)
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	1,540,000	1,520,750	(b)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	800,000	777,000
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	1,450,000	1,573,250
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	6,980,000	6,726,975
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	3,060,000	1,021,275	(i)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	1,540,000	1,652,805
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	1,000,000	1,046,100	(b)
Petroleos Mexicanos, Senior Notes	6.500%	3/13/27	1,370,000	1,510,082	(a)
Rice Energy Inc., Senior Notes	7.250%	5/1/23	2,952,000	3,184,470	(b)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,330,000	1,519,525	(a)(b)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,430,000	1,582,831	(a)(b)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	1,390,000	1,434,074	(a)(b)
RSP Permian Inc., Senior Notes	5.250%	1/15/25	1,220,000	1,244,400	(a)(b)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	1,570,000	1,767,197	(b)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	700,000	750,189
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,470,000	1,337,700	(b)
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	10,670,000	8,749,400	(b)
Shelf Drilling Holdings Ltd., Secured Notes	9.500%	11/2/20	2,019,771	1,999,573	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.125%	2/1/25	1,810,000	1,868,825	(a)(b)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	2,000,000	2,085,000	(a)(b)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.125%	10/15/21	290,000	301,238
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	810,000	888,975
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.250%	1/15/25	1,870,000	2,007,912	(b)
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	1,840,000	1,819,300	(b)
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	690,000	653,775	(b)
Williams Cos. Inc., Debentures	7.500%	1/15/31	780,000	932,100
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	1,040,000	1,034,467	(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - (continued)
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,280,000		$1,332,800	(b)
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	3,900,000		4,075,500	(b)
WPX Energy Inc., Senior Notes	7.500%	8/1/20	610,000		655,750	(b)
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,070,000		1,182,350	(b)
WPX Energy Inc., Senior Notes	5.250%	9/15/24	1,705,000		1,687,950
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	540,000		600,750	(a)
YPF Sociedad Anonima, Senior Notes	8.500%	7/28/25	3,530,000		3,928,184	(a)(b)

Total Oil, Gas & Consumable Fuels					120,025,093

TOTAL ENERGY					131,422,310

FINANCIALS - 15.0%
Banks - 7.6%
Banco Mercantil De Norte, Junior Subordinated Notes	6.875%	7/6/22	200,000		210,000	(a)(j)(k)
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	2,550,000		2,881,500	(b)(j)(k)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	3,710,000		4,656,198	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,950,000		3,423,696	(b)
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	800,000		852,080	(b)(j)(k)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	1,820,000		2,074,800	(a)(b)(j)(k)
CIT Group Inc., Senior Notes	5.375%	5/15/20	340,000		368,050
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,060,000		1,148,086	(b)
CIT Group Inc., Senior Notes	5.000%	8/1/23	3,901,000		4,237,461	(b)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	2,530,000		2,760,862	(b)(j)(k)
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	3,180,000		3,561,918	(a)(b)(j)(k)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	2,510,000		3,002,437	(a)(b)(j)(k)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	2,390,000		2,599,125	(b)(j)(k)
JPMorgan Chase & Co., Junior Subordinated Notes	6.100%	10/1/24	2,410,000		2,663,050	(b)(j)(k)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	2,030,000		2,141,618
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	3,530,000		4,416,912	(b)(j)(k)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	1,370,000		1,516,426	(b)(j)(k)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	650,000		771,139	(b)
Santander UK Group Holdings PLC, Junior Subordinated Bonds	7.375%	6/24/22	1,640,000	GBP	2,336,585	(i)(j)(k)
Sberbank of Russia Via SB Capital SA, Subordinated Notes	5.500%	2/26/24	4,420,000		4,499,069	(i)(j)
TC Ziraat Bankasi AS, Senior Notes	5.125%	5/3/22	1,300,000		1,319,240	(a)

Total Banks					51,440,252

Capital Markets - 1.0%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	1,110,000		1,235,792	(b)
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	2,080,000		2,225,600
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,320,000		3,051,023	(b)

Total Capital Markets					6,512,415

Consumer Finance - 1.8%
DAE Funding LLC, Senior Notes	4.500%	8/1/22	2,793,000		2,848,860	(a)(h)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	1,890,000		1,934,888	(a)(h)
FirstCash Inc., Senior Notes	5.375%	6/1/24	1,890,000		1,996,312	(a)
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	2,230,000		2,347,521	(b)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	3,129,000		2,964,727	(a)(b)

Total Consumer Finance					12,092,308

Diversified Financial Services - 3.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	1,390,000		1,494,539
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	890,000		949,983
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	2,820,000		2,809,425	(a)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	5,180,000		5,222,429	(b)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	310,000		332,548
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,160,000		2,557,755	(b)
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	760,000		862,129
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	5.250%	3/15/22	1,370,000		1,416,238	(a)(b)
Nationwide Building Society, Junior Subordinated Notes	6.875%	6/20/19	1,140,000	GBP	1,580,654	(i)(j)(k)
Nielsen Co. (Luxembourg) SARL, Senior Notes	5.000%	2/1/25	1,330,000		1,376,550	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	2,590,000		2,645,038	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	4,730,000		4,827,556	(a)

Total Diversified Financial Services					26,074,844

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Insurance - 0.7%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,450,000	$1,491,688	(a)(b)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	1,780,000	1,495,200	(b)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000	1,480,875	(a)(b)

Total Insurance				4,467,763

TOTAL FINANCIALS				100,587,582

HEALTH CARE - 8.0%
Biotechnology - 0.2%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	1,490,000	1,475,100	(a)(b)

Health Care Equipment & Supplies - 0.3%
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	1,760,000	1,935,349	(a)(b)

Health Care Providers & Services - 5.1%
BioScrip Inc., First Lien Notes	8.875%	6/30/22	4,552,000	4,523,322	(d)(e)(j)(l)
BioScrip Inc., Senior Notes	8.875%	2/15/21	618,000	559,290	(b)
Centene Corp., Senior Notes	5.625%	2/15/21	1,020,000	1,063,350	(b)
Centene Corp., Senior Notes	4.750%	5/15/22	1,290,000	1,364,175	(b)
Centene Corp., Senior Notes	6.125%	2/15/24	810,000	882,900
Centene Corp., Senior Notes	4.750%	1/15/25	4,780,000	4,995,100	(b)
CHS/Community Health Systems Inc., Senior Secured Notes	6.250%	3/31/23	1,900,000	1,954,625
DaVita Inc., Senior Notes	5.750%	8/15/22	2,218,000	2,291,471	(b)
DaVita Inc., Senior Notes	5.125%	7/15/24	1,850,000	1,905,500	(b)
DaVita Inc., Senior Notes	5.000%	5/1/25	4,770,000	4,852,521
HCA Inc., Debentures	7.500%	11/15/95	2,205,000	2,279,419	(b)
HCA Inc., Senior Secured Notes	5.250%	6/15/26	1,090,000	1,182,650	(b)
Tenet Healthcare Corp., Secured Notes	7.500%	1/1/22	350,000	378,875	(a)(b)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,610,000	1,736,385	(b)
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	2,580,000	2,770,275	(b)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,120,000	1,145,200	(b)

Total Health Care Providers & Services				33,885,058

Pharmaceuticals - 2.4%
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	1,280,000	1,240,000	(a)(b)
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	1,130,000	1,121,525	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	670,000	654,925	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	3,010,000	2,938,513	(a)(b)
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/21	1,360,000	1,292,000	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	4,050,000	3,837,375	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	840,000	726,600	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	3,280,000	2,804,400	(a)(b)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	1,590,000	1,697,325	(a)

Total Pharmaceuticals				16,312,663

TOTAL HEALTH CARE				53,608,170

INDUSTRIALS - 10.2%
Aerospace & Defense - 0.7%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	4,430,000	4,529,675	(a)(b)

Air Freight & Logistics - 0.5%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	1,030,000	1,073,775	(a)(b)
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	2,290,000	2,390,188	(a)(b)

Total Air Freight & Logistics				3,463,963

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Airlines - 0.9%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	811,516		$834,847	(a)(b)
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	3,683,217		4,051,539	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	908,693		1,040,454	(b)

Total Airlines					5,926,840

Building Products - 0.3%
Standard Industries Inc., Senior Notes	5.125%	2/15/21	870,000		904,800	(a)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	1,290,000		1,364,175	(a)(b)

Total Building Products					2,268,975

Commercial Services & Supplies - 2.7%
ACCO Brands Corp., Senior Notes	5.250%	12/15/24	1,580,000		1,647,150	(a)(b)
CD&R Waterworks Merger Subordinated LLC, Senior Notes	6.125%	8/15/25	1,070,000		1,094,075	(a)(h)
Covanta Holding Corp., Senior Notes	5.875%	7/1/25	1,960,000		1,918,350
Garda World Security Corp., Senior Notes	7.250%	11/15/21	1,270,000		1,289,050	(a)(b)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	2,290,000		2,490,375	(a)
Ritchie Bros. Auctioneers Inc., Senior Notes	5.375%	1/15/25	1,380,000		1,451,263	(a)
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Senior Notes	5.250%	4/15/21	1,241,000		1,275,127	(a)(b)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	513,000		537,368	(b)
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	1,750,000		1,850,625	(b)
West Corp., Senior Notes	5.375%	7/15/22	4,730,000		4,801,423	(a)(b)

Total Commercial Services & Supplies					18,354,806

Construction & Engineering - 0.8%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	2,380,000		2,487,100	(a)(b)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes (8.875% Cash or 9.625% PIK)	8.875%	4/15/19	1,497,936		1,473,595	(a)(b)(c)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,310,000		1,308,362	(a)

Total Construction & Engineering					5,269,057

Electrical Equipment - 0.0%
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	185,347	(a)

Machinery - 2.4%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	4,550,000		4,720,625	(a)(b)
BlueLine Rental Finance Corp/BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	2,930,000		3,186,375	(a)(b)
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	1,570,000		1,499,350	(a)(b)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	970,000		1,028,200	(a)
Tennant Co., Senior Notes	5.625%	5/1/25	2,850,000		3,045,937	(a)(b)
Terex Corp., Senior Notes	5.625%	2/1/25	2,480,000		2,588,500	(a)(b)

Total Machinery					16,068,987

Marine - 0.5%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	3,610,000		3,131,675	(a)(b)

Road & Rail - 0.6%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	3,870,000		3,831,300	(a)(b)

Trading Companies & Distributors - 0.7%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	4,325,000		4,498,000	(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Transportation - 0.1%
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes (10.000% PIK)	10.000%	4/1/20	1,857,196	$817,166	(a)(c)

TOTAL INDUSTRIALS				68,345,791

INFORMATION TECHNOLOGY - 2.8%
Communications Equipment - 0.1%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	990,000	994,950	(a)

Electronic Equipment, Instruments & Components - 0.4%
CDW LLC/CDW Finance Corp., Senior Notes	5.000%	9/1/25	1,700,000	1,783,946	(b)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	740,000	740,925

Total Electronic Equipment, Instruments & Components				2,524,871

Internet Software & Services - 0.2%
Match Group Inc., Senior Notes	6.375%	6/1/24	1,170,000	1,278,225	(b)

IT Services - 0.7%
Alliance Data Systems Corp., Senior Notes	5.375%	8/1/22	1,556,000	1,583,230	(a)
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	980,000	494,900	(a)(b)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	2,382,000	2,486,212	(a)

Total IT Services				4,564,342

Software - 0.4%
CDK Global Inc., Senior Notes	4.875%	6/1/27	955,000	983,650	(a)
j2 Cloud Services LLC/j2 Global Co.-Obligor Inc., Senior Notes	6.000%	7/15/25	2,020,000	2,113,425	(a)

Total Software				3,097,075

Technology Hardware, Storage & Peripherals - 1.0%
Dell International LLC/EMC Corp., Senior Notes	5.875%	6/15/21	2,040,000	2,144,550	(a)
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	1,240,000	1,380,476	(a)(b)
Seagate HDD Cayman, Senior Bonds	4.750%	6/1/23	1,700,000	1,694,688	(b)
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	850,000	825,099
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	495,000	473,842

Total Technology Hardware, Storage & Peripherals				6,518,655

TOTAL INFORMATION TECHNOLOGY				18,978,118

MATERIALS - 10.7%
Chemicals - 0.8%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	700,000	761,250	(i)
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	686,000	722,015	(a)(b)
Valvoline Inc., Senior Notes	5.500%	7/15/24	2,200,000	2,337,500	(a)(b)
Venator Finance Sarl/Venator Materials Corp., Senior Notes	5.750%	7/15/25	1,620,000	1,668,600	(a)

Total Chemicals				5,489,365

Construction Materials - 0.3%
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	1,530,000	1,658,137	(a)(b)
Summit Materials LLC/Summit Materials Finance Corp., Senior Notes	5.125%	6/1/25	380,000	391,400	(a)

Total Construction Materials				2,049,537

Containers & Packaging - 2.2%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	6/30/21	1,960,000	2,026,150	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	580,000	642,350	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	3,630,000	3,875,025	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	5,220,000	6,003,000	(b)
Pactiv LLC, Senior Notes	7.950%	12/15/25	920,000	1,032,700	(b)
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	2,000,000	1,475,000	(a)(b)

Total Containers & Packaging				15,054,225

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Metals & Mining - 6.8%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	1,020,000	$1,129,650	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	2,450,000	2,731,750	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	2,510,000	2,585,300	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	590,000	613,600	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	2,040,000	2,187,900	(a)(b)
Anglo American Capital PLC, Senior Notes	4.750%	4/10/27	200,000	214,000	(a)
ArcelorMittal SA, Senior Notes	7.500%	10/15/39	3,200,000	3,792,000
Coeur Mining Inc., Senior Notes	5.875%	6/1/24	1,300,000	1,288,625	(a)
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	1,600,000	1,652,000	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	4,620,000	4,753,980	(a)
Freeport-McMoRan Inc., Senior Notes	6.125%	6/15/19	670,000	684,238
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	30,000	29,925
Freeport-McMoRan Inc., Senior Notes	6.625%	5/1/21	1,550,000	1,594,562
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	1,060,000	1,063,975	(b)
Freeport-McMoRan Inc., Senior Notes	6.750%	2/1/22	740,000	780,700
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	760,000	739,100
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	1,870,000	2,038,300
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	910,000	883,838
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	1,280,000	1,184,000	(b)
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	1,180,000	1,284,725	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	2,780,000	3,064,950	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,925,408	54,851	*(a)(m)
Mirabela Nickel Ltd., Subordinated Notes (1.000% PIK)	1.000%	9/10/44	33,186	0	(a)(c)(d)(e)(g)
Novelis Corp., Senior Notes	5.875%	9/30/26	1,130,000	1,192,150	(a)(b)
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	2,780,000	3,231,750	(a)
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	620,000	676,575
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,784,000	1,845,548	(b)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,960,000	3,307,800	(b)
Vale SA, Senior Notes	5.625%	9/11/42	830,000	823,775	(b)

Total Metals & Mining				45,429,567

Paper & Forest Products - 0.6%
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	1,340,000	1,418,725	(b)
Mercer International Inc., Senior Notes	6.500%	2/1/24	2,540,000	2,667,000	(a)

Total Paper & Forest Products				4,085,725

TOTAL MATERIALS				72,108,419

REAL ESTATE - 2.5%
Equity Real Estate Investment Trusts (REITs) - 1.1%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	290,000	298,700
CoreCivic Inc., Senior Notes	5.000%	10/15/22	1,440,000	1,508,400	(b)
CoreCivic Inc., Senior Notes	4.625%	5/1/23	470,000	480,575
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.250%	6/1/25	1,260,000	1,296,225
GEO Group Inc., Senior Notes	6.000%	4/15/26	830,000	868,296	(b)
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Senior Notes	4.500%	9/1/26	1,770,000	1,792,125	(b)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	1,020,000	1,116,900	(b)

Total Equity Real Estate Investment Trusts (REITs)				7,361,221

Real Estate Management & Development - 1.4%
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	5,680,000	5,850,400	(b)
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	3,110,000	3,370,463	(a)(b)

Total Real Estate Management & Development				9,220,863

TOTAL REAL ESTATE				16,582,084

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
TELECOMMUNICATION SERVICES - 14.5%
Diversified Telecommunication Services - 6.0%
CenturyLink Inc., Senior Notes	6.750%	12/1/23	1,150,000	$1,224,750	(b)
CenturyLink Inc., Senior Notes	7.650%	3/15/42	2,690,000	2,507,564	(b)
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,930,000	2,031,325	(a)(b)
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	2,920,000	2,690,050	(b)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,160,000	1,118,675
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	3,500,000	3,325,000
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	3,660,000	3,984,825	(a)
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	1,260,000	1,296,225	(b)
Level 3 Financing Inc., Senior Notes	5.250%	3/15/26	1,060,000	1,128,900
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	4,340,000	1,562,400	*(a)(m)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	10,410,000	11,516,063	(a)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	5,760,000	5,558,400	(b)
Windstream Services LLC, Senior Notes	6.375%	8/1/23	3,270,000	2,689,575	(b)

Total Diversified Telecommunication Services				40,633,752

Wireless Telecommunication Services - 8.5%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	6,240,000	6,934,512	(a)(b)
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	400,000	466,500	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	2,510,000	2,773,550	(a)(b)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	5,649,000	7,061,250	(a)(b)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,200,000	2,403,500	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,170,000	6,423,725	(b)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	7,200,000	7,803,000	(a)(b)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	2,300,000	2,518,500	(b)
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	4,285,000	5,516,938	(b)
Sprint Corp., Senior Notes	7.250%	9/15/21	4,400,000	4,895,000	(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	110,000	125,125	(b)
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	2,150,000	2,279,000	(b)
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	310,000	345,650
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	9.125%	4/30/18	2,220,000	2,334,323	(i)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	2,300,000	2,612,678	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,620,000	1,856,390	(i)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	700,000	802,144	(a)

Total Wireless Telecommunication Services				57,151,785

TOTAL TELECOMMUNICATION SERVICES				97,785,537

UTILITIES - 3.2%
Electric Utilities - 1.6%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	4,120,000	3,090,000	(b)
Pampa Energia SA, Senior Notes	7.500%	1/24/27	2,680,000	2,787,200	(a)
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	4,380,000	4,752,300	(b)

Total Electric Utilities				10,629,500

Gas Utilities - 0.5%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	3,620,000	3,592,850

Independent Power and Renewable Electricity Producers - 1.1%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	7,190,293	7,082,438	(b)

TOTAL UTILITIES				21,304,788

TOTAL CORPORATE BONDS & NOTES (Cost - $701,611,886)				761,187,064

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CONVERTIBLE BONDS & NOTES - 0.9%
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Oasis Petroleum Inc., Senior Notes	2.625%	9/15/23	2,390,000	$2,349,669

INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.1%
Finisar Corp., Senior Notes	0.500%	12/15/36	750,000	749,531	(a)

Semiconductors & Semiconductor Equipment - 0.4%
Microchip Technology Inc., Senior Subordinated Notes	1.625%	2/15/27	1,360,000	1,513,000	(a)(b)
ON Semiconductor Corp., Senior Notes	1.625%	10/15/23	1,340,000	1,392,762	(a)

Total Semiconductors & Semiconductor Equipment				2,905,762

TOTAL INFORMATION TECHNOLOGY				3,655,293

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $6,170,257)				6,004,962

SENIOR LOANS - 5.8%
CONSUMER DISCRETIONARY - 2.5%
Auto Components - 0.4%
American Axle & Manufacturing Inc., Term Loan B	3.490%	4/6/24	2,475,000	2,474,743	(n)(o)

Hotels, Restaurants & Leisure - 0.4%
Landry’s Inc., 2016 Term Loan B	3.968 - 4.007%	10/4/23	2,493,672	2,498,348	(n)(o)

Media - 0.2%
Charter Communications Operating LLC, 2016 Term Loan I Add	3.484%	1/15/24	1,250,000	1,259,722	(n)(o)

Specialty Retail - 1.4%
PetSmart Inc., Term Loan B2	4.230%	3/11/22	6,106,520	5,805,358	(n)(o)
Sally Holdings LLC, Term Loan B1	3.750%	7/5/24	2,270,000	2,287,025	(n)(o)
Spencer Gifts LLC, Second Lien Term Loan	9.480%	6/29/22	2,070,000	1,552,500	(d)(n)(o)

Total Specialty Retail				9,644,883

Textiles, Apparel & Luxury Goods - 0.1%
TOMS Shoes LLC, Term Loan B	6.700%	10/28/20	1,554,225	852,233	(n)(o)

TOTAL CONSUMER DISCRETIONARY				16,729,929

ENERGY - 0.4%
Energy Equipment & Services - 0.1%
Hercules Offshore Inc. (wind-down lender claim)	—	—	653,238	506,259	*(d)

Oil, Gas & Consumable Fuels - 0.3%
Blue Ridge Mountain Resources Inc., Exit Term Loan (LIBOR + 7.000% Cash, LIBOR + 7.000% PIK)	16.358%	5/6/19	813,138	809,073	(c)(d)(e)(j)(n)(o)
Chesapeake Energy Corp., Term Loan	8.686%	8/23/21	1,350,000	1,455,891	(n)(o)

Total Oil, Gas & Consumable Fuels				2,264,964

TOTAL ENERGY				2,771,223

HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Radnet Management Inc., Second Lien Term Loan	8.295%	3/25/21	1,815,333	1,831,217	(d)(n)(o)

INFORMATION TECHNOLOGY - 0.9%
IT Services - 0.9%
First Data Corp., 2017 Term Loan	3.727%	4/26/24	6,090,000	6,124,640	(n)(o)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.5%
CenturyLink Inc., 2017 Term Loan B	2.750%	1/31/25	4,990,000		$4,929,576	(n)(o)
Level 3 Financing Inc., 2017 Term Loan B	3.479%	2/22/24	2,000,000		2,010,626	(n)(o)
Unitymedia Hessen GmbH & Co. KG, Term Loan B	—	9/30/25	3,080,000		3,077,524	(p)

TOTAL TELECOMMUNICATION SERVICES					10,017,726

UTILITIES - 0.2%
Electric Utilities - 0.2%
Panda Temple Power LLC, 2015 Term Loan B (3 Month ICE LIBOR + 6.250% PIK)	7.250%	3/4/22	2,292,271		1,680,998	*(c)(j)(m)(n)(o)

TOTAL SENIOR LOANS (Cost - $40,922,693)					39,155,733

SOVEREIGN BONDS - 9.8%
Argentina - 3.8%
City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	5,140,000		5,486,950	(a)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	2,840,000		3,165,180	(a)
Republic of Argentina, Bonds	20.631%	6/21/20	16,050,000	ARS	962,975	(j)
Republic of Argentina, Bonds	18.200%	10/3/21	31,050,000	ARS	1,822,015
Republic of Argentina, Senior Bonds	21.994%	3/11/19	9,360,000	ARS	521,021	(j)
Republic of Argentina, Senior Bonds	6.875%	4/22/21	1,860,000		2,005,778
Republic of Argentina, Senior Bonds	7.500%	4/22/26	7,600,000		8,200,400
Republic of Argentina, Senior Bonds	7.625%	4/22/46	1,960,000		2,019,780
Republic of Argentina, Senior Notes	6.875%	1/26/27	1,150,000		1,185,075

Total Argentina					25,369,174

Brazil - 1.0%
Federative Republic of Brazil, Notes	10.000%	1/1/21	302,000	BRL	99,131
Federative Republic of Brazil, Notes	10.000%	1/1/23	15,359,000	BRL	4,989,344
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	1,500,000		1,503,375

Total Brazil					6,591,850

Ecuador - 0.8%
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	4,770,000		5,175,450	(a)
Republic of Ecuador, Senior Bonds	9.650%	12/13/26	330,000		339,900	(a)

Total Ecuador					5,515,350

Guatemala - 0.4%
Republic of Guatemala, Senior Notes	4.375%	6/5/27	2,670,000		2,668,665	(a)

Honduras - 0.4%
Republic of Honduras, Senior Notes	6.250%	1/19/27	2,750,000		2,906,970	(a)

Hungary - 0.3%
Republic of Hungary, Senior Notes	5.750%	11/22/23	1,658,000		1,913,987

Ivory Coast - 0.1%
Republic of Cote D’Ivoire, Senior Bonds	6.125%	6/15/33	730,000		717,075	(a)

Peru - 0.4%
Republic of Peru, Senior Bonds	4.125%	8/25/27	2,500,000		2,745,000

Poland - 1.0%
Republic of Poland, Bonds	4.000%	10/25/23	23,100,000	PLN	6,824,161

Russia - 0.6%
Russian Federal Bond, Bonds	7.050%	1/19/28	239,310,000	RUB	3,809,768

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Turkey - 0.8%
Republic of Turkey, Senior Bonds	4.250%	4/14/26	2,000,000	$1,925,042
Republic of Turkey, Senior Bonds	11.875%	1/15/30	1,175,000	1,883,014	(b)
Republic of Turkey, Senior Notes	4.875%	10/9/26	1,400,000	1,399,993

Total Turkey				5,208,049

Venezuela - 0.2%
Bolivarian Republic of Venezuela, Senior Bonds	8.250%	10/13/24	2,000,000	770,000	(i)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,164,000	471,420
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	996,000	430,770	(b)(i)

Total Venezuela				1,672,190

TOTAL SOVEREIGN BONDS (Cost - $64,658,638)				65,942,239

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 1.6%
U.S. Government Obligations - 1.6%
U.S. Treasury Notes	1.375%	1/31/21	1,000,000	991,816
U.S. Treasury Notes	1.375%	4/30/21	1,500,000	1,484,327
U.S. Treasury Notes	1.125%	9/30/21	2,750,000	2,682,754
U.S. Treasury Notes	2.125%	6/30/22	2,000,000	2,027,110
U.S. Treasury Notes	2.000%	11/30/22	2,500,000	2,512,987
U.S. Treasury Notes	2.125%	3/31/24	1,000,000	1,003,438

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $10,610,755)				10,702,432

			SHARES
COMMON STOCKS - 1.6%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Bossier Casino Venture Holdco Inc.			166,350	1,104,564	*(d)(e)

ENERGY - 1.3%
Energy Equipment & Services - 0.4%
Hercules Offshore Inc. (Escrow)			96,800	27,297	*(d)(e)
KCAD Holdings I Ltd.			533,873,172	2,829,528	*(d)(e)

Total Energy Equipment & Services				2,856,825

Oil, Gas & Consumable Fuels - 0.9%
Berry Petroleum Co.			62,257	653,699	*(d)
Blue Ridge Mountain Resources Inc.			416,831	3,709,796	*(e)
Frontera Energy Corp.			45,250	1,266,406	*(e)
Frontera Energy Corp.			12,947	357,337	*
MWO Holdings LLC			1,069	162,627	*(d)(e)

Total Oil, Gas & Consumable Fuels				6,149,865

TOTAL ENERGY				9,006,690

INDUSTRIALS - 0.1%
Marine - 0.1%
Tricer HoldCo, S.C.A.			104,256	273,151	*(d)(e)

MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd.			6,589,511	0	*(d)(e)(g)

TOTAL COMMON STOCKS (Cost - $22,748,943)				10,384,405

CONVERTIBLE PREFERRED STOCKS - 0.8%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%		67,421	809,052	(c)(d)
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%		1,009	12,108	(c)(d)(l)

TOTAL ENERGY				821,160

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2017

SECURITY	RATE		SHARES	VALUE
HEALTH CARE - 0.7%
Pharmaceuticals - 0.7%
Allergan PLC	5.500%		5,174	$4,625,608

REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Crown Castle International Corp.	6.875%		169	180,361

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $4,914,860)				5,627,129

PREFERRED STOCKS - 1.5%
FINANCIALS - 1.4%
Consumer Finance - 0.7%
GMAC Capital Trust I	6.967%		181,300	4,813,515	(j)

Diversified Financial Services - 0.7%
Citigroup Capital XIII	7.681%		168,125	4,591,494	(b)(j)

TOTAL FINANCIALS				9,405,009

INDUSTRIALS - 0.1%
Marine - 0.1%
Tricer Tracking Preferred Equity Certificates	8.000%		46,336,200	463,362	(d)(e)

TOTAL PREFERRED STOCKS (Cost - $12,233,526)				9,868,371

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $0)		4/15/20	18,500	97,125

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $863,871,558)				908,969,460

			SHARES
SHORT-TERM INVESTMENTS - 1.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost - $7,906,307)	0.938%		7,906,307	7,906,307

TOTAL INVESTMENTS - 136.4% (Cost - $871,777,865#)				916,875,767
Liabilities in Excess of Other Assets - (36.4)%				(244,673,761)

TOTAL NET ASSETS - 100.0%				$672,202,006

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)	July 31, 2017

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Security is valued using significant unobservable inputs (See Note 1).

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	The maturity principal is currently in default as of July 31, 2017.

(g)	Value is less than $1.

(h)	Security is purchased on a when-issued basis.

(i)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(j)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(k)	Security has no maturity date. The date shown represents the next call date.

(l)	Restricted security (See Note 3).

(m)	The coupon payment on these securities is currently in default as of July 31, 2017.

(n)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(o)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(p)	All or a portion of this loan is unfunded as of July 31, 2017. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARS	— Argentine Peso
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
OJSC	— Open Joint Stock Company
PLN	— Polish Zloty
RUB	— Russian Ruble

At July 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	2,578,030	GBP	1,987,151	Barclays Bank PLC	10/19/17	$(50,637)

Abbreviations used in this table:

GBP	— British Pound
USD	— United States Dollar

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Consumer Discretionary	—	$147,094,805	$3,036,886		$150,131,691
Energy	—	131,422,310	0	*	131,422,310
Health Care	—	49,084,848	4,523,322		53,608,170
Materials	—	72,108,419	0	*	72,108,419
Other Corporate Bonds & Notes	—	353,916,474	—		353,916,474
Convertible Bonds & Notes	—	6,004,962	—		6,004,962
Senior Loans:
Consumer Discretionary	—	15,177,429	1,552,500		16,729,929
Energy	—	1,455,891	1,315,332		2,771,223
Health Care	—	—	1,831,217		1,831,217
Other Senior Loans	—	17,823,364	—		17,823,364
Sovereign Bonds	—	65,942,239	—		65,942,239
U.S. Government & Agency Obligations	—	10,702,432	—		10,702,432
Common Stocks:
Consumer Discretionary	—	—	1,104,564		1,104,564
Energy	$357,337	4,976,202	3,673,151		9,006,690
Industrials	—	—	273,151		273,151
Materials	—	—	0	*	0	*
Convertible Preferred Stocks:
Energy	—	—	821,160		821,160
Other Convertible Preferred Stocks	4,805,969	—	—		4,805,969
Preferred Stocks:
Financials	9,405,009	—	—		9,405,009
Industrials	—	—	463,362		463,362
Warrants	—	97,125	—		97,125

Total Long-Term Investments	14,568,315	875,806,500	18,594,645		908,969,460

Short-Term Investments†	7,906,307	—	—		7,906,307

Total Investments	$22,474,622	$875,806,500	$18,594,645		$916,875,767

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other Financial Instruments:
Forward Foreign Currency Contracts	—	$50,637	—		$50,637

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	MATERIALS
Balance as of April 30, 2017	$2,933,088	$477,750	—	$0	*
Accrued premiums/discounts	19,867	—	$662	—
Realized gain (loss)	—	(2,095,887)	—	—
Change in unrealized appreciation (depreciation)[1]	(19,867)	2,256,275	16,180	—
Purchases	103,798	—	4,506,480	—
Sales	—	(638,138)	—	—
Transfers into Level 3[2]	—	—	—	—
Transfers out of Level 3[3]	—	—	—	—

Balance as of July 31, 2017	$3,036,886	$0 *	$4,523,322	$0	*

Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2017[1]	$(19,867)	—	$16,180	—

	SENIOR LOANS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	UTILITIES
Balance as of April 30, 2017	$1,552,500	$797,294	$1,831,217	$1,650,435
Accrued premiums/discounts	318	1,825	628	1,472
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	(318)	(5,891)	(628)	29,091
Purchases	—	15,845	—	—
Sales	—	—	—	—
Transfers into Level 3[2]	—	506,259	—	—
Transfers out of Level 3[3]	—	—	—	(1,680,998)

Balance as of July 31, 2017	$1,552,500	$1,315,332	$1,831,217	—

Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2017[1]	$(318)	$(5,891)	$(628)	—

	COMMON STOCKS						CONVERTIBLE PREFERRED STOCKS	PREFERRED STOCKS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS	MATERIALS		ENERGY	INDUSTRIALS	TOTAL
Balance as of April 30, 2017	$1,116,208	$9,898,410	$401,625	$308,598	$0	*	$786,945	$463,362	$22,217,432
Accrued premiums/discounts	—	—	—	—	—		—	—	24,772
Realized gain (loss)	—	—	149,050	—	—		—	—	(1,946,837)
Change in unrealized appreciation (depreciation)[1]	(11,644)	(2,515,463)	(148,114)	(35,447)	—		34,215	—	(401,611)
Purchases	—	—	—	—	—		—	—	4,626,123
Sales	—	—	(402,561)	—	—		—	—	(1,040,699)
Transfers into Level 3[2]	—	—	—	—	—		—	—	506,259
Transfers out of Level 3[3]	—	(3,709,796)	—	—	—		—	—	(5,390,794)

Balance as of July 31, 2017	$1,104,564	$3,673,151	—	$273,151	$0	*	$821,160	$463,362	$18,594,645

Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2017[1]	$(11,644)	$(2,369,572)	—	$(35,447)	—		$34,215	—	$(2,392,972)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At July 31, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$79,894,414
Gross unrealized depreciation	(34,796,512)

Net unrealized appreciation	$45,097,902

3. Restricted Securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face Amount	Acquisition Date	Cost	Value at 7/31/2017		Value per Share/Unit	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	1,009	2/17	$10,090	$12,108		$12.00	0.00%
BioScrip Inc., First Lien Notes, 8.875%, due 6/30/22	$4,552,000	6/17	4,507,142	4,523,322	(a)	99.37	0.67

			$4,517,232	$4,535,430			0.67%

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Directors.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Income Fund II Inc.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	September 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	September 25, 2017

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	September 25, 2017